UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

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Preliminary Information Statement

     .

Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

     .

Definitive Information Statement

WREN, INC.

(Name of Registrant as Specified In Charter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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INFORMATION STATEMENT

Wren, Inc.

235 W. Sego Lily Dr., 2nd Floor

Sandy, Utah 84070

Telephone: (801) 990-1992

This information statement is circulated to advise the stockholders of Wren, Inc. (the "Company") of an action to be taken without a meeting upon the written consent of the holders of a majority of the outstanding shares of the voting capital stock of the Company. Management is not soliciting proxies because a sufficient number of shares have provided written consent to the actions.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED

NOT TO SEND US A PROXY.

The matters upon which action is being taken are:

(1)

To amend the Company's Articles of Incorporation to change the Company's name to "NextFit, Inc.;

(2)

To amend the Company’s Articles of Incorporation to increase the Company’s total authorized stock from 50,000,000 to 200,000,000 shares of Common Stock; and

(3)

To approve the Company's 2009 Stock Option Plan.

Three stockholders, holding shares representing 72.8% of the votes entitled to be cast at a meeting of the Company's stockholders, consented in writing to the three proposed actions (collectively "action").

The Company's Board of Directors approved the adoption of the 2009 Stock Option Plan on March 23, 2009 and approved the amendment to the Company's Articles of Incorporation to change its name and to increase the total authorized stock from 50,000,000 to 200,000,000 shares of Common Stock on April 30, 2009.

If the proposed action was not adopted by written consent of a majority of the stockholders, it would have been necessary for these actions to be considered by the Company's stockholders at a Special Stockholders' Meeting convened for the specific purpose of approving the actions. The elimination of the need for a special meeting of the stockholders to approve the actions is authorized by Nevada law, which provides that action may be taken by the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted. Under Nevada law, a majority of the outstanding shares of voting capital stock entitled to vote on the matter is required in order to take the contemplated action.

The date on which this Information Statement will be sent to the stockholders is on or about May ___, 2009. The record date established by the Company for purposes of determining the number of outstanding shares of voting capital stock of the Company was April 30, 2009 (the "Record Date"). The effective date for taking the corporate action is May ___, 2009.

OUTSTANDING VOTING STOCK OF THE COMPANY

As of the Record Date, and as of the date hereof there were 6,000,000 shares of $.001 par value Common Stock issued and outstanding, 600,000 shares of $.001 par value Series A Preferred Stock and 600,000 shares of $.001 par value Series B Preferred Stock. The Common Stock and Series B Preferred Stock constitutes the outstanding class of voting securities of the Company in connection with the actions described herein. Each Stockholder is entitled to one vote per share of Common Stock and the Series B Preferred Stock is convertible into 10 shares of Common Stock and provides for 2 votes per share on a converted basis held of record on any matter, which may properly come before the stockholders.

None of the persons who have been directors or officers of the Company at any time since the beginning of the last fiscal year, nor any associate of any such persons, has any interest in the matters to be acted upon other than certain officers who hold stock options in the Company. No director of the Company has informed the Company in writing that he or she intends to oppose any action to be taken by the Company. No proposals have been received from security holders.

2

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

The following table sets forth certain information regarding the beneficial ownership of our common stock. The information below indicates:

•

each person who is known by us to be the beneficial owner of more than five percent (5%) of our issued and outstanding shares of common stock,

•

each of our directors and executive officers, and

•

all directors and executive officers as a group.

Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of common stock indicated. For purposes of the table below, in accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of any shares of common stock, over which he or she has or shares, directly or indirectly, voting or investment power, or of which he or she has the right to acquire beneficial ownership (through exercise of stock options or conversion of convertible securities to common stock) at any time within 60 days from the date hereof. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" includes the power to dispose or direct the disposition of shares.

Name	Number of Shares	Percent of Common Stock Owned
Teri Sundh (1)	0	0.00%
Jeff Jenson (1)(2)	1,107,580	18.46%
Russell Taylor (1)(3)	750,000	12.50%
Robert Reitz (1)	0	0.00%
Alex Ferries (4)	660,129	11.02%
Daniel Drummond (5)	377,580	6.29%
All officers and directors as a group (three persons)	1,857,580	30.96%

(1)

Officer and/or director.

(2)

750,000 shares held in the name of Fit 4 Money, LLC and 357,580 shares held directly in the name of Jeff Jenson.

(3)

Russell Taylor is considered to have beneficial ownership of the 750,000 shares held in the name of Fit 4 Life, LLC

(4)

153,038 shares in the name of Alexander Ferries-Lone Giraffe LLC, 328,300 shares in the name of Alexander Ferries – Moose Investments, LLC and 178,790 shares held directly in the name of Alex Ferries.

(5)

5,000 shares in the name of Daniel D. Drummond FBO William D Drummond, 10,000 shares in the name of his wife, Katherine A. Hogan, and 362,580 shares held directly in the name of Daniel D. Drummond

In addition to our common stock, we have Series A and Series B Convertible Preferred Stock issued and outstanding. The following table shows beneficial ownership of all voting shares as of April 30, 2009.

Title of Class	Name	Number of Shares	Percentage Voting Shares(2)
Series B	Teri Sundh (1)	6,000,000	33.33%
Common	Jeff Jenson (1)(3)	1,107,580	6.16%
Common	Robert Reitz	0	0.00%
Common	Russell Taylor (1)(4)	750,000	4.16%
Series B	Equity Online, LLC (5)	6,000,000	33.33%
Series A	NextFitness, Inc. (5)	3,000,000	0.00%
Series A	NextFit, Inc. (6)	3,000,000	0.00%
	All officers and directors as a group (three persons)	7,857,580	43.65%

(1)

Officer and/or director

(2)

Based on total votes of 6,000,000 common votes and 12,000,000 Series B votes for a total of 18,000,000 votes

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(3)

750,000 shares held in the name of Fit 4 Money, LLC and 357,580 shares held directly in the name of Jeff Jenson.

(4)

Russell Taylor is considered to have beneficial ownership of the 750,000 shares held in the name of Fit 4 Life, LLC

(5)

Jeff Hays is Manager of Equity Online, LLC and is sole officer and director of NextFitness, Inc.

(6)

Teri Sundh is CEO and Jeff Hays is President of NextFit, Inc.

There are no contracts or other arrangements that could result in a change of control of the Company.

PREFERRED STOCK

As of Aril 30, 2009, there were 600,000 shares of $.001 par value Series A Preferred stock and 600,000 shares of $.001 par value Series B Preferred Stock outstanding.

NO DISSENTER'S RIGHTS

Under applicable Nevada law, dissenting stockholders are not entitled to dissenter rights with respect to the amendment to the Company's Articles of Incorporation, and we will not independently provide stockholders with any such right.

ACTION 1:  TO CHANGE THE COMPANY'S NAME

Our current Articles of Incorporation states that the name of the Company is “Wren, Inc.”

Our Board of Directors unanimously approved, subject to stockholder approval, the Amended Articles to change our name from “Wren, Inc.” to “NextFit, Inc.”

Stockholder approval for the Amended Articles changing our name was obtained by Written Consent of stockholders holding at least a majority of our issued and outstanding Common Stock and Series B Preferred Stock, voting together as a single class on an as-converted to Common Stock basis, as of the Record Date. The Amended Articles effecting the name change will become effective following filing with the Secretary of State of the State of Nevada, which will occur promptly following the 20th day after the mailing of this Information Statement to our stockholders as of the Record Date.

Purposes for Name Change

Our Board of Directors has determined that the change of our name to “NextFit, Inc.” is in the best interest of our stockholders and will more accurately reflect, and allow us to engage in, our new business operations as described in our Current Report.

ACTION 2: APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE THE COMPANY’S TOTAL AUTHORIZED STOCK FROM 50,000,000 TO 200,000,000 SHARES OF COMMON STOCK

The increase in our authorized Common Stock effected by the Amended Articles is designed primarily to accommodate the conversion of our Series A Preferred Stock and Series B Preferred Stock into Common Stock. On March 26, 2009, the Board of Directors by written consent authorized an amendment to the Series A Preferred Stock and Series B Preferred Stock Designation whereby the conversion ratio into shares will be increased from 10 for 1 to 30 for 1. This action will result in the same percentage of ownership for each class of outstanding shares and warrants as if the intended 1 for 3 reverse split described in the Company’s 8-K dated March 11, 2009 had occurred. Absent such an increase in the Company’s authorized Common Stock, there would not be an adequate number of shares of Common Stock into which the shares of Preferred Stock could be converted.

As a result of this situation, our Board of Directors approved the Amended Articles providing for an increase in our total authorized Common Stock from 50,000,000 to 200,000,000 shares. Likewise, the holders of a majority of our issued and outstanding Common Stock and Series B Preferred Stock, voting together as a single class on an as-converted to Common Stock basis, as of the Record Date took action by written consent to approve the Amended Articles and increase in our total authorized Common Stock.

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The terms of the newly authorized shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock. The authorization of additional shares of Common Stock will not alter the current number of issued shares. However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of any newly authorized shares of Common Stock, upon conversion of the Series A Preferred Stock and Series B Preferred Stock or otherwise, will reduce the current stockholders’ percentage ownership interest in the total outstanding shares of Common Stock. Depending upon the circumstances under which newly authorized shares of Common Stock are issued, stockholders may experience a reduction in stockholders’ equity per share and voting power. The relative rights and limitations of the shares of Common Stock will remain unchanged under the Amended Articles.

Purpose for Increase and Effects of Increase on Authorized Common Stock

The increase in our total authorized Common Stock has been effected for the primary purpose of accommodating the conversion of our Series A Preferred Stock and Series B Preferred Stock into Common Stock and to provide us with greater flexibility with respect to our capital structure for such purposes as additional equity financings and future stock based acquisitions.

The increase in the number of authorized but unissued shares of Common Stock will enable us, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs, and other corporate purposes. Having a substantial number of authorized but unissued shares of Common Stock that are not reserved for specific purposes will allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a meeting of stockholders or obtaining the written consent of stockholders for the purpose of approving an increase in our capitalization. It is not the present intention of our Board of Directors to seek stockholder approval prior to any issuance of shares of Common Stock that would become authorized by the Amended Articles unless otherwise required by law or regulation.

While our Board of Directors may entertain and seek future financing and acquisition opportunities, there are no definitive financing transactions or business or asset acquisitions contemplated at this time, except for the $3,000,000 Debenture Offering dated March 30, 2009, and the amendment to our Articles of Incorporation was not proposed with the intent that additional shares be utilized in any specific financing transaction or business or asset acquisition.

The increase in the authorized number of shares of Common Stock could have other effects on our stockholders, depending upon the nature and circumstances of any future issuances of authorized but unissued shares. The increase in authorized Common Stock may make it more difficult for, or prevent or deter a third party from, acquiring control of the Company or changing our Board of Directors and management. See “Potential Anti-Takeover Effects of Restated Articles” below for a more detailed discussion of the potential anti-takeover effects of the increase in our authorized Common Stock.

ACTION 3: APPROVAL OF THE COMPANY'S STOCK OPTION PLAN

On March 23, 2009 the Board of Directors adopted and approved, subject to stockholder approval, the 2009 Stock Option Plan (the "Stock Option Plan"). The purpose of the Plan is to encourage ownership of the Common Stock of the Company by certain officers, directors, employees and advisors of the Company or any subsidiary of the Company in order to provide additional incentive for such persons to promote the success and the business of the Company or its subsidiaries and to encourage them to remain in the employ of the Company or its subsidiaries by providing such persons an opportunity to benefit from any appreciation of the Common Stock of the Company through the issuance of stock options to such persons in accordance with the terms of the Plan. The Board of Directors believes that the best interests of the Company and its subsidiaries would be served by increasing their ability to secure and retain highly qualified and experienced officers, directors, employees and advisors through affording them an opportunity to acquire a stake in the future of the Company or its subsidiaries by acquiring an equity position in the Company. It is the desire of the Board of Directors to assure by appropriate means the maximum efforts and fullest measure of continued loyal association with the Company or its subsidiaries on the part of their respective officers, directors, employees and advisors. It is intended that options granted pursuant to the Plan shall constitute either incentive stock options ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options which do not constitute Incentive Options ("Non-qualified Options") at the time of issuance of such options.

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The Plan provides that incentive stock options and non-qualified stock options would be granted to certain officers, directors, employees and advisors of the Company or its subsidiaries, if any, selected by the Company's Board of Directors. A total of 9,000,000 shares of Common Stock is authorized and reserved for issuance under the Plan, subject to adjustment to reflect changes in the Company's capitalization in the case of a stock split, stock dividend or similar event. The Plan will be administered by the Board of Directors, acting as the Compensation Committee, which will have the sole authority to interpret the Plan and to make all determinations necessary or advisable for administering the Plan, including but not limited to (i) who shall be granted options under the Plan, (ii) the term of each option, (iii) the number of shares covered by such option, (iv) whether the option shall constitute an incentive option or a non-qualified option, (v) the exercise price for the purchase of the shares of the Common Stock covered by the option, provided that the exercise price for any incentive option must be at least equal to the fair market value of the shares covered thereby as of the date of grant of such option, (vi) the period during which the option may be exercised, (vii) whether the right to purchase the number of shares covered by the option shall be fully vested on issuance of the option so that such shares may be purchased in full at one time or whether the right to purchase such shares shall become vested over a period of time so that such shares may only be purchased in installments, and (viii) the time or times at which the options shall be granted. Except in the case of disability or death or certain other circumstances, no option shall be exercisable after an optionee who is an employee of the Company ceases to be employed by the Company; provided, however, that the Board of Directors acting as the Compensation Committee has the right to extend the exercise period following the date of termination of such optionee's employment. If an optionee's employment is terminated by reason of death or disability, the Compensation Committee may extend the option term following the date of termination of the optionee's employment. Upon the exercise of the option, the exercise price thereof must be paid in full in cash.

As of this date, the Company has granted options to purchase up to 2,245,000 shares under the Plan, subject to stockholders' approval of the Plan.

If and to the extent that any option to purchase reserved shares shall not be exercised by an optionee for any reason or if such option to purchase shall terminate as provided by the Plan, such shares which have not been so purchased thereunder shall again become available for the purposes of the Plan unless the Plan shall have been terminated.

The Company has been advised that the federal income tax consequences of the Plan to the Company and the optionees, and possible exercise of options granted under the Plan, will depend upon future circumstances and possible changes in the tax laws. The following summary discussion addresses certain federal income tax consequences of the Plan. This discussion does not purport to address all of the tax consequences that may be applicable to any particular optionee or to the Company. In addition, this discussion does not address foreign, state or local taxes, nor does it address federal taxes other than federal income tax. This discussion is based upon applicable statutes, regulations, case law, administrative interpretations and judicial decisions in effect as of the date of this Information Statement.

The income tax treatment of non-statutory options is governed by §83 of the Code. This Section basically provides that if an option has a readily ascertainable fair market value when granted, then the optionee must recognize ordinary income at the time of grant but not at the time of exercise or disposal; if an option does not have a readily ascertainable fair market value when granted, the optionee must recognize ordinary income at the time of its exercise or disposal of the option but not at the time of its grant. The Company will receive a corresponding compensation deduction for the amount included by the optionee as income in the same year that the optionee includes such amount as income. Consequently, whether a non-statutory option has a readily ascertainable fair market value at grant will determine whether the grant or the exercise of the non-statutory option is the taxable event for the optionee who rendered the services for which the option was granted.

No tax consequences result from the granting of an incentive stock option or from the exercise of an incentive stock option by the employee. In addition, the employer generally will not be allowed a business expense deduction with respect to an incentive stock option unless the employee disposes of the stock prior to the required holding period. The employee will be taxed at capital gain rates when he sells stock acquired under an incentive stock option plan, provided he has not disposed of the stock for at least two years from the date the option was granted to him and he has held the stock itself at least one year after the stock was transferred to him. If the foregoing holding period rules are not satisfied, the gain that would have been realized at the time the option was exercised is included as ordinary income in the year of the disqualifying sale. For this purpose, the gain is equal to the lesser of (i) the fair market value of the stock on the date of exercise over the option price of the stock, or (ii) the amount realized on disposition over the adjusted basis of the stock. The employer is allowed to deduct a corresponding amount as a business deduction at the same time the employee is required to recognize the ordinary income arising from the early disposition.

Notwithstanding the preceding, when calculating income for alternative minimum tax purposes, the favorable tax treatment of §421(a) is disregarded and the bargain purchase element (that is, the spread between the option price and the fair market value of the option stock at exercise) of the incentive stock option will be considered as part of the taxpayer's alternative minimum taxable income.

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Purpose for Adopting Stock Option Plan

Our Board of Directors has determined that it is in the best interest of our stockholders to adopt the Stock Option Plan to promote the long-term success of the Company and the creation of stockholder value by (a) rewarding employees, outside directors, consultants and stockholders and encouraging employees, outside directors, consultants and stockholders to focus on critical long-range objectives, (b) encouraging the attraction and retention of employees, outside directors and consultants with exceptional qualifications and (c) linking employees, outside directors and consultants directly to stockholder interests through increased stock ownership.  The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares, Stock Units, Options (which may constitute incentive stock or nonstatutory stock options) or stock appreciation rights.

Potential Anti-takeover Effects of Restated Articles

Release No. 34-15230 of the staff of the SEC requires disclosure and discussion of the effects of any stockholder proposal that may be used as an anti-takeover device. The increase in our authorized Common Stock could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, we could issue additional shares so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. However, the increase of our authorized Common Stock have been effected for the primary purpose of providing us with greater flexibility with respect to our capital structure for such purposes as additional equity financings and future stock based acquisitions, and not to construct or enable any anti-takeover defense or mechanism on behalf of the Company. Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect, the increase in our authorized Common Stock proposal is not being undertaken in response to any effort of which our Board of Directors is aware to accumulate shares of our Common Stock or obtain control of the Company.

Other than this proposal, our Board of Directors does not currently contemplate the adoption of any other amendments to our Articles of Incorporation that could be construed to affect the ability of third parties to take over or change the control of the Company. While it is possible that management could use the additional shares to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the independent stockholders, we currently have no plans or proposals to adopt other provisions or enter into other arrangements that many have anti-takeover ramifications.

Other provisions of our Articles of Incorporation and Bylaws may have anti-takeover effects, making it more difficult for or preventing a third party from acquiring control of the Company or changing our Board of Directors and management. Our Articles of Incorporation provide that our Board of Directors may issue, without further stockholder approval, up to 5,000,000 shares of Preferred Stock, par value $0.001 per share, in one or more classes or series within a class. Any Preferred Stock issued in the future may rank senior to our Common Stock with respect to the payment of dividends or amounts upon liquidation, dissolution or winding up of us, or both. In addition, any such shares of Preferred Stock may have class or series voting rights. The issuance of Preferred Stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from acquiring, a majority of our outstanding voting stock. According to our Bylaws and Articles of Incorporation, neither the holders of our Common Stock nor the holders of our Preferred Stock have cumulative voting rights in the election of our directors. The combination of the present ownership by a few stockholders of a significant portion of our issued and outstanding Common Stock and Series B Preferred Stock and lack of cumulative voting makes it more difficult for other stockholders to replace our Board of Directors or for a third party to obtain control of our Company by replacing our Board of Directors.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

EXHIBITS:

2009 Stock Option Plan

Amended Articles of Incorporation

By Order of the Board of Directors

/s/ Teri Sundh

Teri Sundh, Chief Executive Officer

May 4, 2009

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AMENDED ARTICLES OF INCORPORATION

OF

WREN, INC.

Pursuant to Section 78.390 of the Nevada Revised Statutes, the undersigned corporation adopts the following Amended Articles of Incorporation:

FIRST: The name of the Corporation is Wren, Inc. (the “Corporation”)

SECOND: The Articles of Incorporation of the Corporation were originally filed with the Secretary of State of Nevada on March 7, 2001.

THIRD: The Board of Directors of the Corporation adopted resolutions to amend the Articles of Incorporation, as amended pursuant to a Written Consent of the Board of Directors date as of April 30, 2009.

FOURTH: The amendments set forth below have been consented to and approved by a majority of the outstanding voting stock of the Corporation. On April 30, 2009, a vote representing 72.8% of the Company’s voting stock outstanding was voted by majority stockholder consent.

FIFTH: Article I of the Articles of Incorporation shall be amended to read in full as follows:

ARTICLE I

The name of the corporation (which is hereinafter referred to as the “Corporation”) is NextFit, Inc.

SIXTH: Article IV of the Articles of Incorporation shall be amended to read in full as follows:

ARTICLE IV

Common Stock. The aggregate number of shares of Common Stock which the Corporation shall have authority to issue is 200,000,000 shares at a par value of $.001 per share. All stock, when issued shall be fully paid and non-assessable, shall be of the same class and have the same rights and preferences.

Each share of Common Stock shall be entitled to one vote at a stockholder's meetings, either in person or by proxy. Cumulative voting in elections of Directors and all other matters brought before stockholders meeting, whether they be annual or special, shall not be permitted.

The holders of the capital stock of the Corporation shall not be personally liable for the payment of the Corporation's debts and the private property of the holders of the capital stock of the Corporation shall not be subject to the payment of debts of the Corporation to any extent whatsoever.

Stockholders of the Corporation shall not have any preemptive rights to subscribe for additional issues of stock of the Corporation except as may be agreed from time to time by the Corporation and any such stockholder.

Preferred Stock. The aggregate number of share of Preferred Stock which the Corporation shall have authority to issue is 5,000,000 shares, par value $.001, which may be issued in series, with such designations, preferences, stated values, rights, qualifications or limitations as determined solely by the Board of Directors of the Corporation.

The foregoing amendments to the Articles of Incorporation have been duly adopted by the Corporation’s Board of Directors and stockholders in accordance with the applicable provisions of Section 78.390 of the Nevada Private Corporation Act.

The undersigned herby certify that Jeff Jenson is the President of Wren, Inc. and that Robert Reitz is the Secretary of the Corporation and that they have been authorized by the Board of Directors to execute the foregoing certificate.

Executed at Sandy, Utah, effective as of the date first above written.

/s/ Jeff Jenson
Jeff Jenson, President

/s/ Robert Reitz
Robert Reitz, Secretary

WREN, INC.

2009 Stock Option/Stock Issuance Plan

1.

Introduction

The Plan was adopted by the Board, effective, March 23, 2009.  The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) rewarding Employees, Outside Directors, Consultants and stockholders and encouraging Employees, Outside Directors, Consultants and stockholders to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership.  The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares, Stock Units, Options (which may constitute incentive stock or nonstatutory stock options) or stock appreciation rights.

The Plan shall be governed by, and construed in accordance with, the laws of the State of Nevada (except their choice-of-law provisions).

2.

Administration

2.1

Committee Composition.  The Plan shall be administered by the Committee.  Prior to the Company’s initial registration of its Common Shares under Section 12 of the Exchange Act, the Committee shall consist of the entire Board unless otherwise provided by resolution of the Board. Following such registration, the Committee shall consist exclusively of two or more directors of the Company, who shall be appointed by the Board.  In addition, the composition of the Committee shall satisfy:

2.1.1

Such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act;

2.1.2

Such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code; and

2.1.3

Rules of applicable national stock exchanges or NASDAQ.

2.2

Committee Responsibilities.  The Committee shall (a) select the Employees, Outside Directors and Consultants who are to receive Awards under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Awards, (c) interpret the Plan and (d) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan.  The Committee’s determinations under the Plan shall be final and binding on all persons.

2.3

Committee for Non-Officer Grants.  The Board may also appoint a secondary committee of the Board, which shall be composed of one or more directors of the Company who need not satisfy the requirements of Section 2.1.  Such secondary committee may administer the Plan with respect to Employees and Consultants who are not considered officers or directors of the Company under Section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and Consultants and may determine all features and conditions of such Awards.  Within the limitations of this Section 2.3, any reference in the Plan to the Committee shall include such secondary committee.

3.

Shares Available For Grants

3.1

Basic Limitation.  Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares.  The aggregate number of Options, SARs, Stock Units and Restricted Shares awarded under the Plan shall not exceed (a) 9,000,000 Common Shares (or share equivalents) plus (b) the additional Common Shares described in Section 3.2.  The limitation of this Section 3.1 shall be subject to adjustment pursuant to Section 10.

3.2

Additional Shares.  If Restricted Shares or Common Shares issued upon the exercise of Options are forfeited, then such Common Shares shall again become available for Awards under the Plan.  If Stock Units, Options or SARs are forfeited or terminate for any other reason before being exercised, then the corresponding Common Shares shall again become available for Awards under the Plan.  If Stock Units are settled, then only the number of Common Shares (if any) actually issued in settlement of such Stock Units shall reduce the number available under Section 3.1 and the balance shall again become available for Awards under the Plan.  If SARs are exercised, then only the number of Common Shares (if any) actually issued in settlement of such SARs shall reduce the number available under Section 3.1 and the balance shall again become available for Awards under the Plan.  The foregoing notwithstanding, the aggregate number of Common Shares that may be issued under the Plan upon the exercise of ISOs shall not be increased when Restricted Shares or other Common Shares are forfeited.

3.3

Dividend Equivalents.  Any dividend equivalents paid or credited under the Plan shall not be applied against the number of Restricted Shares, Stock Units, Options or SARs available for Awards, whether or not such dividend equivalents are converted into Stock Units.

4.

Eligibility

4.1

Incentive Stock Options.  Only Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs.  In addition, an Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the requirements set forth in Section 422(c)(6) of the Code are satisfied.

4.2

Other Grants.  Only Employees, Outside Directors, Consultants and stockholders shall be eligible for the grant of Restricted Shares, Stock Units, NSOs or SARs.

5.

Options

5.1

Stock Option Agreement.  Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan.  The Stock Option Agreement shall specify whether the Option is an ISO or an NSO.  The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee’s other compensation.  A Stock Option Agreement may provide that a new Option will be granted automatically to the Optionee when he or she exercises a prior Option and pays the Exercise Price in the form described in Section 6.2.

5.2

Number of Shares.  Each Stock Option Agreement shall specify the number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Section 10.  Options granted to any Optionee in a single fiscal year of the Company shall not cover more than 1,000,000 Common Shares, except that Options granted to a new Employee in the fiscal year of the Company in which his or her service as an Employee first commences shall not cover more than 1,025,000 Common Shares.  The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Section 10.

5.3

Exercise Price.  Each Stock Option Agreement shall specify the Exercise Price; provided that the Exercise Price under an ISO shall in no event be less than 100% of the Fair Market Value of a Common Share on the date of grant and the Exercise Price under an NSO shall in no event be less than 85% of the Fair Market Value of a Common Share on the date of grant.  In the case of an NSO, A Stock Option Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the NSO is outstanding. Notwithstanding the provisions of this Section 5.3, in no event shall the Exercise Price specified in any Stock Option Agreement be less than $0.001 per share.

5.4

Exercisability and Term.  Each Stock Option Agreement shall specify the date or event when all or any installment of the Option is to become exercisable.  The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant.  The Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s service.  Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited.

5.5

Effect of Change in Control.  The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Common Shares subject to such Option in the event that a Change in Control occurs with respect to the Company, subject to the following limitations:

5.5.1

In the case of an ISO, the acceleration of exercisability shall not occur without the Optionee’s written consent.

5.5.2

If the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a “pooling of interests” for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of exercisability shall not occur to the extent that the Company’s independent accountants and such other party’s independent accountants separately determine in good faith that such acceleration would preclude the use of “pooling of interests” accounting.

5.6

Modification or Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price.  The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

5.7

Buyout Provisions.  The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

6.

Payment For Option Shares

6.1

General Rule.  The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash or cash equivalents at the time when such Common Shares are purchased, except as follows:

6.1.1

In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement.  The Stock Option Agreement may specify that payment may be made in any form(s) described in this Section 6.

6.1.2

In the case of an NSO, the Committee may at any time accept payment in any form(s) described in this Section 6.

6.2

Surrender of Stock.  To the extent that this Section 6.2 is applicable, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Common Shares that are already owned by the Optionee.  Such Common Shares shall be valued at their Fair Market Value on the date when the new Common Shares are purchased under the Plan.  The Optionee shall not surrender, or attest to the ownership of, Common Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

6.3

Exercise/Sale.  To the extent that this Section 6.3 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the Common Shares being purchased under the Plan and to deliver all or part of the sales proceeds to the Company.

6.4

Exercise/Pledge.  To the extent that this Section 6.4 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to pledge all or part of the Common Shares being purchased under the Plan to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company.

6.5

Promissory Note.  To the extent that this Section 6.5 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) a full-recourse promissory note.  However, the par value of the Common Shares being purchased under the Plan, if newly issued, shall be paid in cash or cash equivalents.

6.6

Net Exercise.  Subject to approval of the Company, in its sole discretion, and after confirmation with its legal and or accounting advisers that an exercise under this Section 6.6 will not result in adverse accounting treatment for the Company, and to the extent that this Section 6.6 is applicable, all or any part of the Purchase Price and any withholding taxes may be paid by surrendering Common Shares then issuable upon exercise of the Option having a Fair Market Value on the date of the Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof.

6.7

Other Forms of Payment.  To the extent that this Section 6.7 is applicable, all or any part of the Exercise Price and any withholding taxes be paid in any other form that is consistent with applicable laws, regulations and rules.

7.

Stock Appreciation Rights

7.1

SAR Agreement.  Each grant of an SAR under the Plan shall be evidenced by an SAR Agreement between the Optionee and the Company.  Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan.  The provisions of the various SAR Agreements entered into under the Plan need not be identical.  SARs may be granted in consideration of a reduction in the Optionee’s other compensation.

7.2

Number of Shares.  Each SAR Agreement shall specify the number of Common Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Section 10. SARs granted to any Optionee in a single calendar year shall in no event pertain to more than 1,000,000 Common Shares, except that SARs granted to a new Employee in the fiscal year of the Company in which his or her service as an Employee first commences shall not pertain to more than 1,025,000 Common Shares.  The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Section 10.

7.3

Exercise Price.  Each SAR Agreement shall specify the Exercise Price.  An SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

7.4

Exercisability and Term.  Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable.  The SAR Agreement shall also specify the term of the SAR.  An SAR Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s service.  SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited.  An SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter.  An SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

7.5

Effect of Change in Control.  The Committee may determine, at the time of granting an SAR or thereafter, that such SAR shall become fully exercisable as to all Common Shares subject to such SAR in the event that a Change in Control occurs with respect to the Company, subject to the following sentence.  If the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a “pooling of interests” for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of exercisability shall not occur to the extent that the Company’s independent accountants and such other party’s independent accountants separately determine in good faith that such acceleration would preclude the use of “pooling of interests” accounting.

7.6

Exercise of SARs.  Upon exercise of an SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Common Shares, (b) cash or (c) a combination of Common Shares and cash, as the Committee shall determine.  The amount of cash and/or the Fair Market Value of Common Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Common Shares subject to the SARs exceeds the Exercise Price.  If, on the date when an SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion.

7.7

Modification or Assumption of SARs.  Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price.  The foregoing notwithstanding, no modification of an SAR shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such SAR.

8.

Restricted Shares

8.1

Restricted Stock Agreement.  Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company.  Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan.  The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

8.2

Payment for Awards.  Subject to the following sentence, Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services and future services.  To the extent that an Award consists of newly issued Restricted Shares, the Award recipient shall furnish consideration with a value not less than the par value of such Restricted Shares in the form of cash, cash equivalents or past services rendered to the Company (or a Parent or Subsidiary), as the Committee may determine.

8.3

Vesting Conditions.  Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. The Committee may include among such conditions the requirement that the performance of the Company or a business unit of the Company for a specified period of one or more years equal or exceed a target determined in advance by the Committee.  Such performance shall be determined by the Company’s independent auditors, if any.  Such target may be based on one or more of the following criteria: (i) pre-tax income, (ii) operating income, (iii) cash flow, (iv) earnings per share, (v) return on equity, (vi) return on invested capital or assets, (vii) cost reductions or savings, (viii) funds from operations, (ix) appreciation in the fair market value of Common Stock or (x) earnings before any one or more of the following items: interest, taxes, depreciation or amortization. The Committee shall determine such target not later than the 90th day of such period.  In no event shall the number of Restricted Shares which are subject to performance-based vesting conditions and which are granted to any Participant in a single calendar year exceed 1,000,000, subject to adjustment in accordance with Section 10.  A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events. The Committee may determine, at the time of granting Restricted Shares or thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company.

8.4

Voting and Dividend Rights.  The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders.  A Restricted Stock Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares.  Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

9.

Stock Units

9.1

Stock Unit Agreement.  Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company.  Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan.  The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical.  Stock Units may be granted in consideration of a reduction in the recipient’s other compensation.

9.2

Payment for Awards.  To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

9.3

Vesting Conditions.  Each Award of Stock Units may or may not be subject to vesting.  Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement.  The Committee may include among such conditions the requirement that the performance of the Company or a business unit of the Company for a specified period of one or more years equal or exceed a target determined in advance by the Committee.  Such target may be based on one or more of the following criteria:  (i) pre-tax income, (ii) operating income, (iii) cash flow, (iv) earnings per share, (v) return on equity, (vi) return on invested capital or assets, (vii) cost reductions or savings, (viii) funds from operations, (ix) appreciation in the fair market value of Common Stock or (x) earnings before any one or more of the following items: interest, taxes, depreciation or amortization.  The Committee shall determine such target not later than the 90th day of such period.  In no event shall the number of Stock Units which are subject to performance-based vesting conditions and which are granted to any Participant in a single calendar year exceed 1,025,000, subject to adjustment in accordance with Section 10.  A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events.  The Committee may determine, at the time of granting Stock Units or thereafter, that all or part of such Stock Units shall become vested in the event that a Change in Control occurs with respect to the Company.

9.4

Voting and Dividend Rights.  The holders of Stock Units shall have no voting rights.  Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents.  Such right entitles that holder to be credited with an amount equal to all cash dividends paid on one Common Share while the Stock Unit is outstanding.  Dividend equivalents may be converted into additional Stock Units.  Settlement of dividend equivalents may be made in the form of cash, in the form of Common Shares, or in the combination of both.  Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions as the Stock Units to which they attach.

9.5

Form and Time of Settlement of Stock Units.  Settlement of vested Stock Units may be made in the form of (a) cash, (b) Common Shares or (c) any combination of both, as determined by the Committee.  The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors.  Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Common Shares over a series of trading days.  Vesting Stock Units may be settlement in a lump sum or in installments.  The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date.  The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents.  Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 10.

9.6

Death of Recipient.  Any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries.  Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company.  A beneficiary designation may be changed by filling the prescribed form with the Company at any time before the Award recipient’s death.  If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s estate.

9.7

Creditors’ Rights.  A holder of Stock Units shall have no rights other than those of a general creditor of the Company.  Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

10.

Protection Against Dilution

10.1

Adjustments.  In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a declaration of a dividend payable in a form other than Common Shares, a declaration of a dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

10.1.1

The number of Options, SARs, Restricted Shares and Stock Units available for future Awards under Section 3;

10.1.2

The limitations set forth in Sections 5.2, 7.2, 8.3 and 9.3;

10.1.3

The number of Common Shares covered by each outstanding Option and SAR;

10.1.4

The Exercise Price under each outstanding Option and SAR; or

10.1.5

The number of Stock Units included in any prior Award, which has not yet been settled.

Except as provided in this Section 10, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

10.2

Dissolution or Liquidation.  To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

10.3

Reorganizations.  In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization.  Such agreement shall provide for:

10.3.1

The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

10.3.2

The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

10.3.3

The substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards;

10.3.4

Full exercisability or vesting and accelerated expiration of the outstanding Awards; or

10.3.5

Settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.

11.

Deferral of Awards

11.1

Deferral of Awards.  The Committee (in its sole discretion) may permit or require a Participant to:

11.1.1

Have cash that otherwise would be paid to such Participant as a result of the exercise of an SAR or the settlement of Stock Units credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books;

11.1.2

Have Common Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Stock Units; or

11.1.3

Have Common Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR or the settlement of Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books.  Such amounts shall be determined by reference to the Fair Market Value or such Common Shares as of the date when they otherwise would have been delivered to such Participant.

A deferred compensation account established under this Section 11 may be credited with interest or other forms of investment return, as determined by the Committee.  A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company.  Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company.  If the deferral or conversion of Awards is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Section 11.

12.

Awards Under Other Plans

The Company may grant awards under other plans or programs.  Such awards may be settled in the form of Common Shares issued under this Plan.  Such Common Shares shall be treated for all purposes under the Plan like Common Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Common Shares available under Section 3.

13.

Payment of Director’s Fees in Securities

13.1

Effective Date.  No provision of this Section 13 shall be effective unless and until the Board has determined to implement such provision.

13.2

Elections to Receive NSOs, Restricted Shares or Stock Units.  An Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash, NSOs, Restricted Shares or Stock Units, or a combination thereof as determined by the Board.  Such NSOs, Restricted Shares and Stock Units shall be issued under the Plan.  An election under this Section 13 shall be filed with the Company on the prescribed form.

13.3

Number and Terms of NSOs, Restricted Shares or Stock Units.  The number of NSOs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board.  The terms of such NSOs, Restricted Shares or Stock Units shall also be determined by the Board.

14.

Limitation on Rights

14.1

Retention Rights.  Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an Employee, Outside Director or Consultant.  The Company and its Parents, subsidiaries and Affiliates reserve the right to terminate the service of any Employee, Outside Director or Consultant at any time, with or without cause, subject to applicable laws, the Company’s certificate of incorporation and bylaws and a written employment agreement (if any).

14.2

Stockholders’ Rights.  A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the time when a stock certificate for such Common Shares is issued or, if applicable, the time when he or she becomes entitled to receive such Common Shares by filing any required notice of exercise and paying any required Exercise Price.  No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.

14.3

Regulatory Requirements.  Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required.  The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

14.4

Assignment or Transfer.  No Award under this Plan shall be transferable by the participant or shall be subject in any manner to alienation, sale, transfer, assignment, pledge, encumbrance or charge (other than by or to the Company), except (i) by will or the laws of descent and distribution (with all references herein to the rights or duties of holders or participants to be deemed to include the beneficiaries or legal representatives of the holder or participant unless the context otherwise expressly requires); or (ii) subject to the prior approval of the committee, for transfers to “family members” (as defined below), charitable institutions or such other persons or entities approved by the Committee (subject to such limitations as the committee in its discretion may impose, if necessary, to comply with applicable securities laws), in each case subject to the condition that the committee be satisfied that such transfer is being made by the participant for estate planning, tax planning or donative purposes and on consideration (other than nominal consideration or interests in a family partnership, family corporation or other family-related entity) is received by the participant therefor.  Except as provided above, during the lifetime of a participant, Awards hereunder are exercisable only by, and payable only to, the participant.

For purposes hereof, a “family member” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the participant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the participant) control the management of assets, and any other entity in which these persons (or the participant) own more than fifty percent of the voting interests.

14.5

Other Restrictions on Transfer of Shares.  Any Common Shares issued pursuant to an Award shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine.  Such restrictions shall be set forth in the applicable agreement between the Company and a Participant with respect to an Award and shall apply in addition to any restrictions that may apply to holders of Common Shares generally.

15.

Withholding Taxes

15.1

General.  To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan.  The Company shall not be required to issue any Common Shares or make any cash payment under the Plan until such obligations are satisfied.

15.2

Share Withholding.  The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Common Shares that he or she previously acquired. Such Common Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash.

16.

Future of the Plan

16.1

Term of the Plan.  The Plan, as set forth herein, shall become effective on March 23, 2009.  The Plan shall remain in effect until it is terminated under Section 16.2, except that no ISOs shall be granted on or after the 10th anniversary of the later of (a) the date when the Board adopted the Plan or (b) the date when the Board adopted the most recent increase in the number of Common Shares available under Section 3 which was approved by the Company’s stockholders.

16.2

Amendment or Termination.  The Board may, at any time and for any reason, amend or terminate the Plan.  An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules.  No Awards shall be granted under the Plan after the termination thereof.  The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.

17.

Limitation on Parachute Payments

17.1

Scope of Limitation.  This Section 17 shall apply to an Award unless the Committee, at the time of making an Award under the Plan or at any time thereafter, specifies in writing that such Award shall not be subject to this Section 17.  If this Section 17 applies to an Award, it shall supersede any contrary provision of the Plan or of any Award granted under the Plan.

17.2

Basic Rule.  In the event that the independent auditors most recently selected by the Board, if any (the “Auditors”), determine that any payment or transfer by the Company under the Plan to or for the benefit of a Participant (a “Payment”) would be nondeductible by the Company for federal income tax purposes because of the provisions concerning “excess parachute payments” in Section 280G of the Code, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount.  For purposes of this Section 17, the “Reduced Amount” shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of Section 280G of the Code.

17.3

Reduction of Payments.  If the Auditors determine that any Payment would be nondeductible by the Company because of Section 280G of the Code, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Participant may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within 10 days of receipt of notice.  If no such election is made by the Participant within such 10-day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the participant promptly of such election.  For purposes of this Section 17, present value shall be determined in accordance with Section 280G(d)(4) of the Code.  All determinations made by the Auditors under this Section 17 shall be binding upon the Company and the Participant and shall be made within 60 days of the date when a Payment becomes payable or transferable.  As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under the Plan.

17.4

Overpayments and Underpayments.  As a result of uncertainty in the application of Section 280G of the Code at the time of an initial determination by the Auditors hereunder, it is possible that Payments will have been made by the Company that should not have been made (an “Overpayment”) or that additional Payments that will not have been made by the Company could have been made (an “Underpayment”), consistent in each case with the calculation of the Reduced Amount hereunder.  In the event that the Auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant that the Auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Participant which he or she shall repay to the Company, together with interest at the applicable federal rate provided in Section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount subject to taxation under Section 4999 of the Code.  In the event that the Auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Participant, together with interest at the applicable federal rate provided in Section 7872(f)(2) of the Code.

17.5

Related Corporations.  For purposes of this Section 17, the term “Company” shall include affiliated corporations to the extent determined by the Auditors in accordance with Section 280G(d)(5) of the Code.

18.

Definitions

18.1

“Affiliate” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

18.2

“Award” means any award of an Option, an SAR, a Restricted Share or a Stock Unit under the Plan.

18.3

“Board”  means the Company’s Board of Directors, as constituted from time to time.

18.4

“Change in Control” means:

18.4.1

The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization;

18.4.2

The sale, transfer or other disposition of all or substantially all of the Company’s assets;

18.4.3

A change in the composition of the Board, as a result of which fewer than 50% of the incumbent directors are directors who either (i) had been directors of the Company on the date 24 months prior to the date of the event that may constitute a Change in Control (the “original directors”) or (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved; or

18.4.4

Any transaction as a result of which any person is the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company’s then outstanding voting securities.  For purposes of this Section 18.4.4, the term “person” shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a Parent or Subsidiary and (ii) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

18.5

“Code” means the Internal Revenue Code of 1986, as amended.

18.6

“Committee” means a committee of the Board, as described in Section 2.

18.7

“Common Share” means one share of the common stock of the Company.

18.8

“Company” means Wren, Inc., a Nevada corporation.

18.9

“Consultant” means a consultant or adviser who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor.  Service as a Consultant shall be considered employment for all purposes of the Plan, except as provided in Section 4.1.

18.10

“Employee” means a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

18.11

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

18.12

“Exercise Price,” in the case of an Option, means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement.  “Exercise Price,” in the case of an SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.

18.13

“Fair Market Value” means the market price of Common Shares, determined by the Committee in good faith on such basis as it deems appropriate.  Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Wall Street Journal.  If the Common Shares are not publicly traded, the Fair Market Value shall be established by the Committee, with reference to the Company’s net worth, prospective earning power, dividend-paying capacity and other relevant factors, including the goodwill of the Company, the economic outlook in the Company’s industry, the Company’s position in the industry and its management and the values of stock of other corporations in the same or a similar line of business.  Such determination shall be conclusive and binding on all persons.

18.14

“ISO” means an incentive stock option described in Section 422(b) of the Code.

18.15

“Liquidity Event” means:

18.15.1

The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization;

18.15.2

The sale, transfer or other disposition of all or substantially all of the Company’s assets; or

18.15.3

The closing of an initial public offering of the Company’s securities pursuant to which such securities have become readily tradable on an established securities market.

18.16

“NSO” means a stock option not described in Sections 422 or 423 of the Code.

18.17

“Option” means an ISO or NSO granted under the Plan and entitling the holder to purchase Common Shares.

18.18

“Optionee” means an individual or estate that holds an Option or SAR.

18.19

“Outside Director” means a member of the Board who is not an Employee.  Service as an Outside Director shall be considered employment for all purposes of the Plan, except as provided in Section 4.1.

18.20

“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

18.21

“Participant” means an individual or estate that holds an Award.

18.22

“Plan” means this Wren, Inc. 2009 Stock Option/Stock Issuance Plan, as amended from time to time.

18.23

“Restricted Share” means a Common Share awarded under the Plan.

18.24

“Restricted Stock Agreement” means the agreement between the Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Share.

18.25

“SAR” means a stock appreciation right granted under the Plan.

18.26

“SAR Agreement” means the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her SAR.

18.27

“Stock Option Agreement” means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

18.28

“Stock Unit” means a bookkeeping entry representing the equivalent of one Common Share, as awarded under the Plan.

18.29

“Stock Unit Agreement” means the agreement between the Company and the recipient of a Stock Unit, which contains the terms, conditions and restrictions pertaining to such Stock Unit.

18.30

“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

19.

Execution

To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to execute this document in the name of the Company.

WREN, INC.

/s/ Teri Sundh

Teri Sundh, Chief Executive Officer